UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 26, 2007

Arbitron Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-1969	52-0278528
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

142 West 57th Street, New York, New York		10019-3300
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	212-887-1300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

On November 26, 2007, Arbitron Inc. (the "Company") issued a press release announcing that it will delay the commercialization of its Portable People Meter radio ratings service in nine markets.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information in this Item 7.01 (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

On November 26, 2007, the Company announced that it will delay the commercialization of its Portable People Meter radio ratings service in nine markets. New York, Nassau–Suffolk and Middlesex–Somerset–Union will be delayed by nine months; Los Angeles, Riverside and Chicago by six months; and San Francisco, San Jose and Dallas by three months.

In these nine markets, the Company will extend the use of the paper and pencil diary system that has been serving the industry since 1965. During the delay, Arbitron will continue to work with customers, the Media Rating Council®, other industry organizations and community groups on the research and business issues related to the Portable People Meter radio ratings service in local markets.

Revised Portable People Meter Rollout Schedule

First survey month of "currency" PPM data for buy/sell transactions

Market.....................................New schedule.........Former Schedule
New York...............................September 2008.......December 2007
Nassau-Suffolk......................September 2008.......December 2007
Middlesex-Somerset-Union...September 2008.......December 2007
Los Angeles...........................September 2008.........March 2008
Riverside.................................September 2008.......March 2008
Chicago...................................September 2008........March 2008
San Francisco........................September 2008.........June 2008
San Jose..................................September 2008.........June 2008
Dallas......................................December 2008...........September 2008

Arbitron intends to introduce the Portable People Meter service in Atlanta, Detroit, Washington D.C. and in subsequent markets, as originally scheduled.

The ratings for the September 2008 PPM survey month (August 21 – September 17) are scheduled to be delivered to customers on October 8, 2008. The first "currency" survey month in Los Angeles, Riverside, Chicago, San Francisco and San Jose will be preceded by two "pre-currency" monthly PPM reports in July and August. In Dallas, the two "pre-currency" months will be October and November 2008. The first "currency" month in Dallas will be the December PPM survey month (November 13 – December 10) which is currently scheduled to be released on December 31, 2008.

New York, Nassau-Suffolk and Middlesex-Somerset-Union "pre-currency" data will continue to be released through August 2008 but only as monthly reports for research and evaluation purposes, and not in a format that can be used by software systems that have a scheduler module which is used for the buying and selling of radio station advertising.

This decision does not impact the Portable People Meter radio ratings services currently in operation in Houston and Philadelphia. Monthly and weekly ratings reports based on the currently installed PPM panels in these two markets will continue to be issued to radio stations, agencies and advertisers as scheduled for their use in the buying and selling of radio station advertising.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibit relating to Item 7.01 shall be deemed to be furnished, and not filed:

99.1 Press release of Arbitron Inc. dated November 26, 2007

Forward-Looking Statements

This Form 8-K (including Exhibit 99.1) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The statements regarding Arbitron Inc. and its subsidiaries ("we," "our," "Arbitron" or the "Company") in this document that are not historical in nature, particularly those that utilize terminology such as "may," "will," "should," "likely," "expects," "anticipates," "estimates," "believes," or "plans" or comparable terminology, are forward-looking statements based on current expectations about future events, which Arbitron has derived from information currently available to it. These forward-looking statements involve known and unknown risks and uncertainties that may cause our results to be materially different from results implied in such forward-looking statements. These risks and uncertainties include, in no particular order, whether we will be able to:

• successfully implement the rollout of our Portable People MeterTM service;
• renew contracts with large customers as they expire;
• successfully execute our business strategies, including entering into potential acquisition, joint-venture or other material third-party agreements;
• effectively manage the impact of any further ownership shifts in the radio and advertising agency industries;
• respond to rapidly changing technological needs of our customer base, including creating new proprietary software systems and new customer products and services that meet these needs in a timely manner;
• successfully manage the impact on our business of any economic downturn generally and in the advertising market in particular;
• successfully manage the impact on costs of data collection due to lower respondent cooperation in surveys, privacy concerns, consumer trends, technology changes and/or government regulations;
• successfully design, recruit, and maintain PPM panels that appropriately balance research quality, panel size and operational cost;
• successfully develop and implement technology solutions to measure multi-media and advertising in an increasingly competitive environment; and
• successfully obtain and/or maintain Media Rating Council® accreditation for our audience measurement services.

Additional important factors known to Arbitron that could cause actual results to differ materially from our forward-looking statements are identified and discussed from time to time in Arbitron’s filings with the Securities and Exchange Commission, including in particular the risk factors discussed under the caption "ITEM 1A. RISK FACTORS" in Arbitron’s Annual Report on Form 10-K for the year ended December 31, 2006.

The forward-looking statements contained in this document speak only as of the date hereof, and Arbitron undertakes no obligation to correct or update any forward-looking statements, whether as a result of new information, future events or otherwise.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arbitron Inc.

November 26, 2007	By:	/s/ Timothy T. Smith

Name: Timothy T. Smith
Title: Executive Vice President & Chief Legal Officer, Legal & Business Affairs & Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press Release issued by Arbitron Inc. on Novemebr 26, 2007